Weyerhaeuser Company				Exhibit 99.2
Q3.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q2	Q3		Year-to-date
	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Net Sales	$1,964	$1,915	$1,857	$5,615	$5,486
Cost of products sold	1,499	1,504	1,479	4,364	4,304
Gross margin	465	411	378	1,251	1,182
Selling expenses	27	28	32	83	96
General and administrative expenses	88	73	98	249	299
Research and development expenses	7	5	8	19	23
Charges for restructuring, closures and impairments	8	10	1	37	7
Other operating income, net	(65)	(23)	(4)	(163)	(32)
Operating income	400	318	243	1,026	789
Interest income and other	11	7	21	27	39
Interest expense, net of capitalized interest	(83)	(88)	(94)	(254)	(256)
Earnings from continuing operations before income taxes	328	237	170	799	572
Income taxes	(59)	(39)	(24)	(148)	(99)
Earnings from continuing operations	269	198	146	651	473
Earnings from discontinued operations, net of income taxes	22	966	21	998	36
Net earnings	291	1,164	167	1,649	509
Dividends on preference shares	(11)	(11)	(10)	(33)	(12)
Net earnings attributable to Weyerhaeuser common shareholders	$280	$1,153	$157	$1,616	$497

Per Share Information

	Q2	Q3		Year-to-date
	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.44	$0.35	$0.23	$1.09	$0.83
Discontinued operations	0.04	1.82	0.04	1.76	0.06
Net earnings per share	$0.48	$2.17	$0.27	$2.85	$0.89
Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.43	$0.35	$0.23	$1.08	$0.82
Discontinued operations	0.04	1.80	0.04	1.75	0.06
Net earnings per share	$0.47	$2.15	$0.27	$2.83	$0.88
Dividends paid per common share	$0.22	$0.29	$0.22	$0.73	$0.59
Weighted average shares outstanding (in thousands):
Basic	586,061	531,913	582,828	567,436	560,505
Diluted	589,766	536,012	587,179	571,503	565,383
Common shares outstanding at end of period (in thousands)	586,698	525,485	582,578	525,485	582,578

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q2	Q3		Year-to-date
	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Net earnings	$291	$1,164	$167	$1,649	$509
Earnings from discontinued operations, net of income taxes	(22)	(966)	(21)	(998)	(36)
Interest income and other	(11)	(7)	(21)	(27)	(39)
Interest expense, net of capitalized interest	83	88	94	254	256
Income taxes	59	39	24	148	99
Operating income	400	318	243	1,026	789
Depreciation, depletion and amortization	122	123	116	368	333
Non-operating pension and postretirement costs (credits)	(11)	(12)	11	(33)	31
Special items	(39)	(15)	—	(103)	—
Adjusted EBITDA*	$472	$414	$370	$1,258	$1,153
* Non-GAAP measure - see page 8 for definition.

Weyerhaeuser Company
Q3.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	June 30, 2014	September 30, 2014	December 31, 2013

ASSETS
Current assets:
Cash and cash equivalents	$845	$1,620	$830
Receivables, less allowances	590	583	518
Receivables for taxes	37	23	101
Inventories	596	578	542
Prepaid expenses	106	97	117
Deferred tax assets	128	111	130
Current assets of discontinued operations	988	—	88
Total current assets	3,290	3,012	2,326
Property and equipment, net	2,599	2,534	2,689
Construction in progress	157	215	112
Timber and timberlands at cost, less depletion charged to disposals	6,571	6,546	6,580
Investments in and advances to equity affiliates	188	186	190
Goodwill	40	40	42
Deferred tax assets	—	—	5
Other assets	419	292	324
Restricted financial investments held by variable interest entities	615	615	615
Noncurrent assets of discontinued operations	1,827	—	1,694
Total assets	$15,706	$13,440	$14,577

LIABILITIES AND EQUITY
Current liabilities:
Notes payable	$—	$—	$2
Accounts payable	335	351	343
Accrued liabilities	597	606	629
Current liabilities of discontinued operations	137	—	154
Total current liabilities	1,069	957	1,128
Long-term debt	4,891	4,891	4,891
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred income taxes	410	338	285
Deferred pension and other postretirement benefits	422	569	516
Other liabilities	334	318	382
Noncurrent liabilities of discontinued operations	926	—	32
Total liabilities	8,563	7,584	7,745
Equity:
Total Weyerhaeuser shareholders' interest	7,092	5,856	6,795
Noncontrolling interests	2	—	3
Noncontrolling interests in discontinued operations	49	—	34
Total equity	7,143	5,856	6,832
Total liabilities and equity	$15,706	$13,440	$14,577

Weyerhaeuser Company
Q3.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q2	Q3		Year-to-date
	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Cash flows from operations:
Net earnings	$291	$1,164	$167	$1,649	$509
Noncash charges (credits) to income:
Depreciation, depletion and amortization	126	123	120	375	343
Deferred income taxes, net	89	45	24	170	73
Pension and other postretirement benefits	(44)	(13)	27	(104)	79
Share-based compensation expense	11	9	12	29	34
Charges for impairment of assets	1	—	2	1	5
Net gains on dispositions of assets and operations	(21)	(1,002)	(21)	(1,048)	(42)
Foreign exchange transaction (gains) losses	(12)	13	(2)	15	6
Change in:
Receivables less allowances	(47)	20	8	(28)	(112)
Receivable for taxes	(3)	13	12	77	64
Inventories	34	8	36	(46)	—
Real estate and land	(35)	(26)	(58)	(133)	(179)
Prepaid expenses	(3)	6	(2)	6	(16)
Accounts payable and accrued liabilities	(17)	21	77	(76)	45
Deposits on land positions and other assets	(4)	7	(1)	15	(11)
Pension and postretirement contributions	(30)	(22)	(35)	(85)	(104)
Other	(14)	(13)	(23)	(33)	(38)
Net cash from operations	322	353	343	784	656

Cash flows from investing activities:
Property and equipment	(83)	(105)	(69)	(239)	(151)
Timberlands reforestation	(11)	(7)	(7)	(32)	(28)
Acquisition of Longview Timber LLC, net of cash acquired	—	—	(1,581)	—	(1,581)
Net proceeds from Real Estate Divestiture, net of cash divested	—	707	—	707	—
Proceeds from sale of assets	1	4	1	24	15
Net proceeds of investments held by special purpose entities	—	—	—	—	22
Other	—	25	9	25	5
Cash from investing activities	(93)	624	(1,647)	485	(1,718)

Cash flows from financing activities:
Net proceeds from issuance of common shares	—	—	116	—	897
Net proceeds from issuance of preference shares	—	—	—	—	669
Net proceeds from issuance of debt	—	—	494	—	494
Net proceeds from issuance of Weyerhaeuser Real Estate Company (WRECO) debt	887	—	—	887	—
Deposit of WRECO debt proceeds into escrow	(887)	—	—	(887)	—
Cash dividends on common shares	(128)	(154)	(128)	(411)	(330)
Cash dividends on preference shares	(11)	(11)	—	(22)	—
Change in book overdrafts	—	(11)	1	(17)	8
Payments on debt	—	—	(163)	—	(340)
Exercises of stock options	39	30	9	84	141
Repurchase of common stock	—	(123)	—	(123)	—
Other	(1)	4	10	5	22
Cash from financing activities	(101)	(265)	339	(484)	1,561

Net change in cash and cash equivalents	128	712	(965)	785	499
Cash and cash equivalents at beginning of period	780	908	2,362	835	898
Cash and cash equivalents at end of period	$908	$1,620	$1,397	$1,620	$1,397
Cash paid (received) during the year for:
Interest, net of amount capitalized	$52	$100	$109	$253	$275
Income taxes	$5	$5	$2	$(40)	$(4)
Noncash investing and financing activity:
Acquisition of Longview Timber LLC, debt assumed	$—	$—	$1,070	$—	$1,070
Common shares tendered in WRECO divestiture	$—	$1,954	$—	$1,954	$—

Weyerhaeuser Company			Total Company Statistics
Q3.2014 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q2	Q3		Year-to-date
	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Net earnings attributable to Weyerhaeuser common shareholders	$280	$1,153	$157	$1,616	$497
Restructuring, impairments and other charges	5	6	—	24	—
Gain on sale of non-strategic asset	—	—	—	(14)	—
Gain on postretirement plan amendment	(29)	(15)	—	(73)	—
Net earnings attributable to Weyerhaeuser common shareholders before special items	256	1,144	157	1,553	497
Earnings from discontinued operations, net of income taxes	(22)	(966)	(21)	(998)	(36)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$234	$178	$136	$555	$461

	Q2	Q3		Year-to-date
	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.47	$2.15	$0.27	$2.83	$0.88
Restructuring, impairments and other charges	0.01	0.01	—	0.04	—
Gain on sale of non-strategic asset	—	—	—	(0.02)	—
Gain on postretirement plan amendment	(0.04)	(0.03)	—	(0.13)	—
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.44	2.13	0.27	2.72	0.88
Earnings from discontinued operations, net of income taxes	(0.04)	(1.80)	(0.04)	(1.75)	(0.06)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.40	$0.33	$0.23	$0.97	$0.82

Selected Total Company Items

in millions	Q2	Q3		Year-to-date
	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Depreciation, depletion and amortization:
Cost of products sold	$117	$117	$110	$351	$315
Selling, general and administrative expenses	5	6	6	17	18
Total depreciation, depletion and amortization	$122	$123	$116	$368	$333

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$12	$11	$15	$33	$42
Pension and postretirement costs (credits) not allocated	(11)	(12)	11	(33)	31
Total company pension and postretirement costs	$1	$(1)	$26	$—	$73

Total decrease (increase) in working capital(1)	$49	$106	$138	$(15)	$(35)
Cash spent for capital expenditures	$(92)	$(112)	$(71)	$(267)	$(170)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company			Timberlands Segment
	Q3.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
	Sales to unaffiliated customers	$397	$364	$353	$1,138	$979
	Intersegment sales	186	218	194	642	584
	Total net sales	583	582	547	1,780	1,563
	Cost of products sold	399	432	407	1,262	1,167
	Gross margin	184	150	140	518	396
	Selling expenses	2	2	3	6	8
	General and administrative expenses	23	23	27	72	77
	Research and development expenses	3	4	4	11	13
	Charges for restructuring, closures and impairments	—	1	—	1	2
	Other operating income, net	(14)	(16)	(11)	(42)	(37)
	Operating income	170	136	117	470	333
	Interest income and other	—	—	1	—	3
	Net contribution to earnings	$170	$136	$118	$470	$336

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
	Operating income	$170	$136	$117	$470	$333
	Depreciation, depletion and amortization	51	51	45	154	115
	Adjusted EBITDA*	$221	$187	$162	$624	$448
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
	Total decrease (increase) in working capital(1)	$(15)	$25	$31	$(19)	$—
	Cash spent for capital expenditures	$(18)	$(19)	$(16)	$(56)	$(52)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Third Party Net Sales (millions)	Logs:
	West	$261	$227	$213	$745	$598
	South	60	69	66	191	192
	Canada	1	5	6	12	15
	Total logs	322	301	285	948	805
	Chip sales	2	4	2	9	7
	Timberlands exchanges	28	17	28	49	44
	Higher and better use land sales	7	4	2	14	10
	Minerals, oil and gas	8	10	9	25	26
	Products from international operations	26	22	24	72	68
	Other products	4	6	3	21	19
	Total	$397	$364	$353	$1,138	$979
Logs Third Party Sales Realizations (per cubic meter)	West	$109.13	$102.23	$104.73	$108.64	$108.33
	South	$45.16	$45.30	$43.32	$45.12	$43.42
	Canada	$38.04	$37.75	$38.77	$36.65	$37.38
	International	$16.27	$19.95	$25.07	$17.88	$24.75
Logs Third Party Sales Volumes (cubic meters, thousands)	West	2,390	2,223	2,037	6,859	5,523
	South	1,339	1,500	1,514	4,224	4,420
	Canada	30	152	141	338	383
	International	139	170	100	456	245
	Total	3,898	4,045	3,792	11,877	10,571
Logs Fee Harvest Volumes (cubic meters, thousands)	West	2,888	2,656	2,305	8,419	6,221
	South	2,715	2,950	2,928	8,531	8,589
	International	249	232	211	730	575
	Total	5,852	5,838	5,444	17,680	15,385

Weyerhaeuser Company				Wood Products Segment
Q3.2014 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Sales to unaffiliated customers		$1,077	$1,048	$1,030	$3,023	$3,083
Intersegment sales		21	20	19	60	55
Total net sales		1,098	1,068	1,049	3,083	3,138
Cost of products sold		939	910	905	2,640	2,559
Gross margin		159	158	144	443	579
Selling expenses		23	22	24	70	74
General and administrative expenses		30	31	37	98	109
Research and development expenses		2	—	2	3	4
Charges for restructuring, closures and impairments		2	—	1	2	2
Other operating costs (income), net		—	—	1	(1)	(3)
Operating income		102	105	79	271	393
Interest income and other		—	—	—	—	—
Net contribution to earnings		$102	$105	$79	$271	$393

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Operating income		$102	$105	$79	$271	$393
Depreciation, depletion and amortization		30	30	31	89	93
Adjusted EBITDA*		$132	$135	$110	$360	$486
* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Total decrease (increase) in working capital(1)		$29	$41	$74	$(67)	$(45)
Cash spent for capital expenditures		$(38)	$(56)	$(26)	$(112)	$(52)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Structural Lumber (board feet)	Third party net sales	$515	$500	$480	$1,442	$1,433
	Third party sales realizations	$427	$431	$404	$430	$425
	Third party sales volumes(1)	1,206	1,162	1,189	3,357	3,370
	Production volumes	1,081	1,049	1,040	3,139	3,114
	Outside purchase volumes	82	91	92	251	271
Engineered Solid Section (cubic feet)	Third party net sales	$114	$104	$97	$308	$263
	Third party sales realizations	$1,976	$2,031	$1,963	$1,989	$1,913
	Third party sales volumes(1)	5.8	5.1	4.9	15.5	13.7
	Production volumes	5.7	5.2	4.6	15.8	13.8
	Outside purchase volumes	0.5	—	0.3	2.3	1.6
Engineered I-joists (lineal feet)	Third party net sales	$81	$74	$68	$214	$184
	Third party sales realizations	$1,470	$1,540	$1,428	$1,489	$1,364
	Third party sales volumes(1)	55	49	48	144	135
	Production volumes	55	50	44	149	130
	Outside purchase volumes	3	1	2	5	6
Oriented Strand Board (square feet 3/8')	Third party net sales	$159	$157	$188	$464	$648
	Third party sales realizations	$226	$215	$246	$223	$309
	Third party sales volumes(1)	706	732	762	2,079	2,094
	Production volumes	681	717	725	2,055	2,050
	Outside purchase volumes	51	52	49	156	173
Softwood Plywood (square feet 3/8')	Third party net sales	$35	$42	$38	$107	$115
	Third party sales realizations	$348	$381	$344	$355	$364
	Third party sales volumes(1)	102	110	108	302	315
	Production volumes	60	72	62	191	186
	Outside purchase volumes	36	31	40	100	115
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company			Cellulose Fibers Segment
	Q3.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
	Total net sales	$490	$503	$474	$1,454	$1,424
	Cost of products sold	381	427	406	1,198	1,224
	Gross margin	109	76	68	256	200
	Selling expenses	4	3	5	11	14
	General and administrative expenses	20	18	21	58	62
	Research and development expenses	2	1	2	5	6
	Other operating income, net	(8)	(6)	(6)	(23)	(18)
	Operating income	91	60	46	205	136
	Interest income and other	—	(1)	1	(1)	(1)
	Net contribution to earnings	$91	$59	$47	$204	$135

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
	Operating income	$91	$60	$46	$205	$136
	Depreciation, depletion and amortization	39	39	38	116	116
	Adjusted EBITDA*	$130	$99	$84	$321	$252
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
	Total decrease (increase) in working capital(1)	$(37)	$39	$19	$33	$24
	Cash spent for capital expenditures	$(35)	$(36)	$(28)	$(97)	$(62)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Pulp (air-dry metric tons)	Third party net sales (millions)	$383	$408	$371	$1,154	$1,111
	Third party sales realizations	$845	$858	$805	$843	$799
	Third party sales volumes (thousands)	454	474	460	1,368	1,389
	Production volumes (thousands)	467	465	457	1,391	1,365
Liquid Packaging Board (tons)	Third party net sales (millions)	$87	$80	$83	$247	$254
	Third party sales realizations	$1,165	$1,185	$1,082	$1,157	$1,080
	Third party sales volumes (thousands)	75	68	76	214	235
	Production volumes (thousands)	79	57	67	214	222

Weyerhaeuser Company			Unallocated Items
Q3.2014 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with outstanding borrowings and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Unallocated corporate function expenses	$(7)	$(3)	$(8)	$(17)	$(26)
Unallocated share-based compensation	(6)	1	(1)	(2)	(3)
Unallocated pension & postretirement credits (costs)	56	35	(11)	146	(31)
Foreign exchange gains (losses)	13	(14)	2	(16)	(6)
Elimination of intersegment profit in inventory and LIFO	(1)	12	25	(8)	9
Other	(18)	(14)	(5)	(23)	(16)
Operating income (loss)	37	17	2	80	(73)
Interest income and other	11	8	18	28	37
Net contribution to earnings from continuing operations(1)	$48	$25	$20	$108	$(36)
(1) We have reclassified certain results from the prior periods to present the results of operations discontinued in 2014 separately.
Our reclassifications had no effect on net earnings or Weyerhaeuser shareholders’ interest.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Operating income (loss)	$37	$17	$2	$80	$(73)
Depreciation, depletion and amortization	2	3	2	9	9
Non-operating pension and postretirement costs (credits)	(11)	(12)	11	(33)	31
Special items	(39)	(15)	—	(103)	—
Adjusted EBITDA*	$(11)	$(7)	$15	$(47)	$(33)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Gain on postretirement plan amendment	$45	$23	$—	$113	$—
Restructuring, impairments and other charges	(6)	(8)	—	(32)	—
Gain on sale of non-strategic asset	—	—	—	22	—
Total	$39	$15	$—	$103	$—

Unallocated Selected Items

	Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Total decrease (increase) in working capital(1)	$72	$1	$14	$38	$(14)
Cash spent for capital expenditures	$(1)	$(1)	$(1)	$(2)	$(4)
(1) Working capital does not include cash balances.

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company			Discontinued Operations
Q3.2014 Analyst Package
Preliminary results, subject to audit

Discontinued operations relate to WRECO, which was combined with TRI Pointe Homes, Inc. through a Reverse Morris Trust transaction on July 7, 2014. It was previously reported under the Real Estate segment and Unallocated Items.

Discontinued Operations Statement of Operations

in millions	Q2.2014	Q3.2014	Q3.2013	YTD.2014	YTD.2013
Total net sales	$317	$8	$324	$573	$787
Income (loss) from operations	$27	$(1)	$33	$42	$56
Income taxes	(5)	(5)	(12)	(16)	(20)
Net earnings (loss) from operations	22	(6)	21	26	36
Net gain on divestiture	—	972	—	972	—
Net earnings from discontinued operations	$22	$966	$21	$998	$36